配偶同意函

SPOUSAL CONSENT

致：北京众巢众行科技有限公司
众巢医学科技（上海）有限公司
杨伟光
王祥秀
王志恒
上海行众投资管理合伙企业（有限合伙）
上海昊溪投资管理合伙企业(有限合伙)
烟台汉富璟斐投资中心（有限合伙）
宁波梅山保税港区弥迦股权投资合伙企业(有限合伙)
深圳绥子亚伯股权投资中心(有限合伙)
珠海横琴安赐文化互联股权投资基金企业(有限合伙)
珠海互娱在线一期移动互联投资基金(有限合伙)
珠海恒晖投资企业(有限合伙)
广东佳兆业佳云科技股份有限公司

To: Beijing Zhongchao Zhongxing Technology Co. Ltd.
Zhongchao Medical Technology (Shanghai) Co., Ltd.
Weiguang Yang
Xiangxiu Wang
Zhiheng Wang
Shanghai Hangzhong Investment Management LP, Ltd.
Shanghai Haoxi Investment Management LP, Ltd.
Yantai Hanfujingfei Investment Centre (LP)
Ningbo Meishang Bonded Port Area Mijia Equity Investment LP, Ltd.
Shenzhen Suiziyabo Equity Investment Centre (LP)
Zhuhai Hengqinanci Culture Interconnection Equity Investment Fund LP, Ltd.
Zhuhai Huyu Online Phase I Mobile Internet Investment Fund (LP)
Zhuhai Henghui Investment LP, Ltd.
KAISA Jiayun Technology Inc.

本人，__郑志华__，为杨伟光的合法配偶。本人在此无条件并不可撤销地同意杨伟光于2019年_8_月_14_日签署《业务合作协议》《独家购股权协议》《股权质押协议》《委托协议及授权委托书》（合称"VIE协议"），并同意按照上述协议的规定处置杨伟光持有的、并登记在其名下的众巢医学科技（上海）有限公司（"可变利益实体"）股权。

I, __Zhihua Zheng__, am the lawful spouse of Weiguang Yang. I hereby consent unconditionally and irrevocably that a certain percentage of the shares in Zhongchao Medical Technology (Shanghai) Co., Ltd. (**"Variable Interest Entity"**) that is held by and registered in the name of my spouse, Weiguang Yang, will be disposed of pursuant to the arrangements under the Variable Interest Entity agreements (including the Business Cooperation Agreement, the Exclusive Option Agreement, the Equity Interest Pledge Agreement and the Proxy Agreement and Power of Attorney, which were executed by my spouse at__August 14__, 2019 (the **"VIE Agreements"**).

本人承诺不就杨伟光持有的可变利益实体的股权提出任何主张。本人进一步确认，杨伟光履行VIE协议以及进一步修改或终止VIE协议并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Variable Interest Entity which are held by Weiguang Yang. I hereby further confirm that Weiguang Yang can perform the VIE Agreements and further amend or terminate the VIE Agreements absent authorization or consent from me.

本人承诺将签署一切必要的协议，并采取一切必要的行动，以确保（经不时修订的）VIE协议得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the VIE Agreements (as amended from time to time).

本人同意并承诺，如本人由于任何原因获得杨伟光持有的可变利益实体的任何股权，则本人应受（经不时修订的）VIE协议和北京众巢众行科技有限公司（"外商独资企业"）和可变利益实体于2019年_8_月_14_日签订的（经不时修订的）独家服务总协议的约束，并遵守作为可变利益实体的股东在（经不时修订的）VIE协议下的义务，且为此目的，一旦外商独资企业提出要求，本人应签署格式和内容基本与（经不时修订的）VIE协议和（经不时修订的）独家服务总协议相同的一系列书面协议。

不时修订的）VIE 协议和（经不时修订的）独家服务总协议相同的一系列书面协议。

I hereby agree and undertake that if I obtain any equity interests of Variable Interest Entity which are held by Weiguang Yang for any reasons, I shall be bound by the VIE Agreements and the Master Exclusive Service Agreement entered into between the Beijing Zhongchao Zhongxing Technology Co. Ltd. ("WFOE") and Variable Interest Entity as of August 14th, 2019 (as amended from time to time) and comply with the obligations thereunder as a shareholder of Variable Interest Entity. For this purpose, upon the WFOE's request, I shall sign a series of written documents in substantially the same format and content as the VIE Agreements (as amended from time to time) and Master Exclusive Service Agreement (as amended from time to time).

本配偶同意函中英文版本具有相同的效力。若中文和英文有不一致，以中文文本为准。

Both Chinese and English versions of this Spousal Consent shall have equal validity. In case of any discrepancy between the English version and the Chinese version, the Chinese version shall prevail.

姓名：郑志华

Name:

日期：2019 年 8 月 14 日

Date: August 14th, 2019

配偶同意函

SPOUSAL CONSENT

致：北京众巢众行科技有限公司

众巢医学科技（上海）有限公司

杨伟光

王祥秀

王志恒

上海行众投资管理合伙企业（有限合伙）

上海昊溪投资管理合伙企业(有限合伙)

烟台汉富璟斐投资中心（有限合伙)

宁波梅山保税港区弥迦股权投资合伙企业(有限合伙)

深圳绥子亚伯股权投资中心(有限合伙)

珠海横琴安赐文化互联股权投资基金企业(有限合伙)

珠海互娱在线一期移动互联投资基金(有限合伙)

珠海恒晖投资企业(有限合伙)

广东佳兆业佳云科技股份有限公司

To: Beijing Zhongchao Zhongxing Technology Co. Ltd.

Zhongchao Medical Technology (Shanghai) Co., Ltd.

Weiguang Yang

Xiangxiu Wang

Zhiheng Wang

Shanghai Hangzhong Investment Management LP, Ltd.

Shanghai Haoxi Investment Management LP, Ltd.

Yantai Hanfujingfei Investment Centre (LP)

Ningbo Meishang Bonded Port Area Mijia Equity Investment LP, Ltd.

Shenzhen Suiziyabo Equity Investment Centre (LP)

Zhuhai Hengqinanci Culture Interconnection Equity Investment Fund LP, Ltd.

Zhuhai Huyu Online Phase I Mobile Internet Investment Fund (LP)

Zhuhai Henghui Investment LP, Ltd.

KAISA Jiayun Technology Inc.

本人，夏道宁，为王祥秀的合法配偶。本人在此无条件并不可撤销地同意王祥秀于2019年8月14日签署《业务合作协议》《独家购股权协议》《股权质押协议》《委托协议及授权委托书》（合称"VIE协议"），并同意按照上述协议的规定处置王祥秀持有的、并登记在其名下的众巢医学科技（上海）有限公司（"可变利益实体"）股权。

I, Daoning Xia, am the lawful spouse of Xiuxiang Wang. I hereby consent unconditionally and irrevocably that a certain percentage of the shares in Zhongchao Medical Technology (Shanghai) Co., Ltd. (**"Variable Interest Entity"**) that is held by and registered in the name of my spouse, Xiangxiu Wang, will be disposed of pursuant to the arrangements under the Variable Interest Entity agreements (including the Business Cooperation Agreement, the Exclusive Option Agreement, the Equity Interest Pledge Agreement and the Proxy Agreement and Power of Attorney, which were executed by my spouse at August 14, 2019 (the **"VIE Agreements"**).

本人承诺不就王祥秀持有的可变利益实体的股权提出任何主张。本人进一步确认，王祥秀履行VIE协议以及进一步修改或终止VIE协议并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Variable Interest Entity which are held by Xiangxiu Wang. I hereby further confirm that Xiangxiu Wang can perform the VIE Agreements and further amend or terminate the VIE Agreements absent authorization or consent from me.

本人承诺将签署一切必要的协议，并采取一切必要的行动，以确保（经不时修订的）VIE协议得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the VIE Agreements (as amended from time to time).

本人同意并承诺，如本人由于任何原因获得王祥秀持有的可变利益实体的任何股权，则本人应受（经不时修订的）VIE协议和北京众巢众行科技有限公司（"外商独资企业"）和可变利益实体于2019年8月14日签订的（经不时修订的）独家服务总协议的约束，并遵守作为可变利益实体的股东在（经不时修订的）VIE协议下的义务，且为此目的，一旦外商独资企业提出要求，本人应签署格式和内容基本与（经不时修订的）VIE协议和（经不时修订的）独家服务总协议相同的一系列书面协议。

I hereby agree and undertake that if I obtain any equity interests of Variable Interest

I hereby agree and undertake that if I obtain any equity interests of Variable Interest Entity which are held by Xiangxiu Wang for any reasons, I shall be bound by the VIE Agreements and the Master Exclusive Service Agreement entered into between the Beijing Zhongchao Zhongxing Technology Co. Ltd. ("WFOE") and Variable Interest Entity as of August 16th 2019 (as amended from time to time) and comply with the obligations thereunder as a shareholder of Variable Interest Entity. For this purpose, upon the WFOE's request, I shall sign a series of written documents in substantially the same format and content as the VIE Agreements (as amended from time to time) and Master Exclusive Service Agreement (as amended from time to time).

本配偶同意函中英文版本具有相同的效力。若中文和英文有不一致，以中文文本为准。

Both Chinese and English versions of this Spousal Consent shall have equal validity. In case of any discrepancy between the English version and the Chinese version, the Chinese version shall prevail.

姓名: [signature]

Name:

日期：2019 年 8 月 14 日

Date: Daoning Xia, 2019

配偶同意函

SPOUSAL CONSENT

致：北京众巢众行科技有限公司

众巢医学科技（上海）有限公司

杨伟光

王祥秀

王志恒

上海行众投资管理合伙企业（有限合伙）

上海昊溪投资管理合伙企业(有限合伙)

烟台汉富璟斐投资中心（有限合伙）

宁波梅山保税港区弥迦股权投资合伙企业(有限合伙)

深圳绥子亚伯股权投资中心(有限合伙)

珠海横琴安赐文化互联股权投资基金企业(有限合伙)

珠海互娱在线一期移动互联投资基金(有限合伙)

珠海恒晖投资企业(有限合伙)

广东佳兆业佳云科技股份有限公司

To: Beijing Zhongchao Zhongxing Technology Co. Ltd.

Zhongchao Medical Technology (Shanghai) Co., Ltd.

Weiguang Yang

Xiangxiu Wang

Zhiheng Wang

Shanghai Hangzhong Investment Management LP, Ltd.

Shanghai Haoxi Investment Management LP, Ltd.

Yantai Hanfujingfei Investment Centre (LP)

Ningbo Meishang Bonded Port Area Mijia Equity Investment LP, Ltd.

Shenzhen Suiziyabo Equity Investment Centre (LP)

Zhuhai Hengqinanci Culture Interconnection Equity Investment Fund LP, Ltd.

Zhuhai Huyu Online Phase I Mobile Internet Investment Fund (LP)

Zhuhai Henghui Investment LP, Ltd.

KAISA Jiayun Technology Inc.

本人，周蓉，为王志恒的合法配偶。本人在此无条件并不可撤销地同意王志恒于2019年8月14日签署《业务合作协议》《独家购股权协议》《股权质押协议》《委托协议及授权委托书》(合称"VIE协议")，并同意按照上述协议的规定处置王志恒持有的、并登记在其名下的众巢医学科技（上海）有限公司（"可变利益实体"）股权。

I, Rong Zhou, am the lawful spouse of Zhiheng Wang. I hereby consent unconditionally and irrevocably that a certain percentage of the shares in Zhongchao Medical Technology (Shanghai) Co., Ltd. (**"Variable Interest Entity"**) that is held by and registered in the name of my spouse, Zhiheng Wang, will be disposed of pursuant to the arrangements under the Variable Interest Entity agreements (including the Business Cooperation Agreement, the Exclusive Option Agreement, the Equity Interest Pledge Agreement and the Proxy Agreement and Power of Attorney, which were executed by my spouse at August 14, 2019 (the **"VIE Agreements"**).

本人承诺不就王志恒持有的可变利益实体的股权提出任何主张。本人进一步确认，王志恒履行VIE协议以及进一步修改或终止VIE协议并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Variable Interest Entity which are held by Zhiheng Wang. I hereby further confirm that Zhiheng Wang can perform the VIE Agreements and further amend or terminate the VIE Agreements absent authorization or consent from me.

本人承诺将签署一切必要的协议，并采取一切必要的行动，以确保（经不时修订的）VIE协议得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the VIE Agreements (as amended from time to time).

本人同意并承诺，如本人由于任何原因获得王志恒持有的可变利益实体的任何股权，则本人应受（经不时修订的）VIE协议和北京众巢众行科技有限公司（"外商独资企业"）和可变利益实体于2019年8月14日签订的（经不时修订的）独家服务总协议的约束，并遵守作为可变利益实体的股东在（经不时修订的）VIE协议下的义务，且为此目的，一旦外商独资企业提出要求，本人应签署格式和内容基本与（经不时修订的）VIE协议和（经不时修订的）独家服务总协议相同的一系列书面协议。

I hereby agree and undertake that if I obtain any equity interests of Variable Interest

I hereby agree and undertake that if I obtain any equity interests of Variable Interest Entity which are held by Zhiheng Wang for any reasons, I shall be bound by the VIE Agreements and the Master Exclusive Service Agreement entered into between the Beijing Zhongchao Zhongxing Technology Co. Ltd. ("WFOE") and Variable Interest Entity as of August 14th, 2019 (as amended from time to time) and comply with the obligations thereunder as a shareholder of Variable Interest Entity. For this purpose, upon the WFOE's request, I shall sign a series of written documents in substantially the same format and content as the VIE Agreements (as amended from time to time) and Master Exclusive Service Agreement (as amended from time to time).

本配偶同意函中英文版本具有相同的效力。若中文和英文有不一致，以中文文本为准。

Both Chinese and English versions of this Spousal Consent shall have equal validity. In case of any discrepancy between the English version and the Chinese version, the Chinese version shall prevail.

姓名: 周蓉

Name: Zhou Rong

日期：2019 年 8 月 14 日

Date: August 14th, 2019